ATLANTIC GENERATION, INC. CONSOLIDATING INCOME STATEMENT            EXHIBIT D-7
FOR THE ONE MONTH ENDED MARCH 31, 1998
(Dollars in Thousands)

                                                           Total      Consolidating     AGI       PED      PED       VINE    VINE
                                                       Consolidated      Entries       Parent     GEN      LTD       GEN     LTD
                                                       ------------      -------       ------     ---      ---       ---     ---
OPERATING REVENUES
    Electric                                               $    -        $    -          $ -      $  -     $  -      $ -     $ -
    Gas                                                         -             -            -         -        -        -       -
    Other services                                              -             -            -         -        -        -       -
                                                          -------        ------          ---      ----     ----      ---     ---
                                                                -             -            -         -        -        -       -
                                                          -------        ------          ---      ----     ----      ---     ---

OPERATING EXPENSES
    Electric fuel and purchased power                           -             -            -         -        -        -       -
    Gas purchased                                               -             -            -         -        -        -       -
    Purchased electric capacity                                 -             -            -         -        -        -       -
    Other services' cost of sales                           *                 -           *          -        -        -       -
    Employee separation and other
        merger-related costs                                    -             -            -         -        -        -       -
    Operation and maintenance                               *                 -           *          -        -        -       -
    Depreciation                                            *                 -           *          -        -        -       -
    Taxes other than income taxes                               -             -            -         -        -        -       -
                                                          -------        ------          ---      ----     ----      ---     ---
                                                            *                 -           *          -        -        -       -
                                                          -------        ------          ---      ----     ----      ---     ---

OPERATING INCOME                                            *                 -           *          -        -        -       -
                                                          -------        ------          ---      ----     ----      ---     ---

OTHER INCOME
    Allowance for equity funds used
        during construction                                     -             -            -         -        -        -       -
    Other income                                            *             *               *        *        *         *       *
                                                          -------        ------          ---      ----     ----      ---     ---
                                                            *             *               *        *        *         *       *
                                                          -------        ------          ---      ----     ----      ---     ---

INTEREST EXPENSE
    Interest charges                                        *                 -           *          -        -        -       -
    Allowance for borrowed funds used during
        construction and capitalized interest                   -             -            -         -        -        -       -
                                                          -------        ------          ---      ----     ----      ---     ---
                                                            *                 -           *          -        -        -       -
                                                          -------        ------          ---      ----     ----      ---     ---
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                             -             -            -         -        -        -       -
                                                          -------        ------          ---      ----     ----      ---     ---

INCOME/(LOSS) BEFORE INCOME TAXES                           *             *               *        *        *         *       *
                                                          -------        ------          ---      ----     ----      ---     ---

INCOME TAXES                                                *                 -           *        *        *         *       *
                                                          -------        ------          ---      ----     ----      ---     ---

NET INCOME/(LOSS)                                           *             *               *        *        *         *       *
                                                          =======        ======          ===      ====     ====      ===     ===


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                           *              *               *        *       *         *       *
    Class A common stock                                        -             -            -         -        -        -       -
                                                          -------        ------          ---      ----     ----      ---     ---
                                                           *              *               *        *       *         *       *
                                                          =======        ======          ===      ====     ====      ===     ===

*   Confidential treatment requested.

ATLANTIC GENERATION, INC. CONSOLIDATING BALANCE SHEET               EXHIBIT D-7
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                             Total          Consolidating        AGI           PED          PED
                                                          Consolidated         Entries          Parent         GEN          LTD
                                                          ------------         -------          ------         ---          ---
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                 *                 $   -             *            $  -         $ -
    Accounts receivable                                       *                  *                *               -           -
    Inventories, at average cost
        Fuel (coal, oil and gas)                                  -                 -               -             -           -
        Materials and supplies                                    -                 -               -             -           -
    Prepayments                                               *                     -             *               -           -
    Deferred energy costs                                         -                 -               -             -           -
    Deferred income taxes, net                                    -                 -               -             -           -
                                                              -----             -----             ---          ----         ---
                                                              *                  *                *               -           -
                                                              -----             -----             ---          ----         ---

INVESTMENTS
    Investment in leveraged leases                                -                 -               -             -           -
    Funds held by trustee                                         -                 -               -             -           -
    Other investments                                         *                  *                *             *            *
                                                              -----             -----             ---          ----         ---
                                                              *                  *                *             *            *
                                                              -----             -----             ---          ----         ---

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                                        -                 -               -             -           -
    Gas utility plant                                             -                 -               -             -           -
    Common utility plant                                          -                 -               -             -           -
                                                              -----             -----             ---          ----         ---
                                                                  -                 -               -             -           -
    Less: Accumulated depreciation                                -                 -               -             -           -
                                                              -----             -----             ---          ----         ---
    Net utility plant in service                                  -                 -               -             -           -
    Construction work-in-progress                                 -                 -               -             -           -
    Leased nuclear fuel, at amortized cost                        -                 -               -             -           -
    Nonutility property, net                                  *                     -             *               -           -
    Goodwill, net                                                 -                 -               -             -           -
                                                              -----             -----             ---          ----         ---
                                                              *                     -             *               -           -
                                                              -----             -----             ---          ----         ---

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs                             -                 -               -             -           -
    Deferred recoverable income taxes                             -                 -               -             -           -
    Unrecovered New Jersey state excise tax                       -                 -               -             -           -
    Deferred debt refinancing costs                               -                 -               -             -           -
    Deferred other postretirement benefit costs                   -                 -               -             -           -
    Prepaid employee benefit costs                                -                 -               -             -           -
    Unamortized debt expense                                      -                 -               -             -           -
    Other                                                         -                 -               -             -           -
                                                              -----             -----             ---          ----         ---
                                                                  -                 -               -             -           -
                                                              -----             -----             ---          ----         ---

TOTAL ASSETS                                                  *                  *                *             *            *
                                                              =====             =====             ===          ====         ===

*  Confidential treatment requested.

ATLANTIC GENERATION, INC. CONSOLIDATING BALANCE SHEET               EXHIBIT D-7
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                                           VINE          VINE          BING           BING
                                                                           GEN           LTD           GEN            LTD
                                                                           ---           ---           ---            ---
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                              $ -           $ -           $ -            $  -
    Accounts receivable                                                     *             *             *              *
    Inventories, at average cost
        Fuel (coal, oil and gas)                                             -             -             -               -
        Materials and supplies                                               -             -             -               -
    Prepayments                                                              -             -             -               -
    Deferred energy costs                                                    -             -             -               -
    Deferred income taxes, net                                               -             -             -               -
                                                                           ---           ---           ---            ----
                                                                            *             *             *              *
                                                                           ---           ---           ---            ----

INVESTMENTS
    Investment in leveraged leases                                           -             -             -               -
    Funds held by trustee                                                    -             -             -               -
    Other investments                                                       *             *             *              *
                                                                           ---           ---           ---            ----
                                                                            *             *             *              *
                                                                           ---           ---           ---            ----

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                                                   -             -             -               -
    Gas utility plant                                                        -             -             -               -
    Common utility plant                                                     -             -             -               -
                                                                           ---           ---           ---            ----
                                                                             -             -             -               -
    Less: Accumulated depreciation                                           -             -             -               -
                                                                           ---           ---           ---            ----
    Net utility plant in service                                             -             -             -               -
    Construction work-in-progress                                            -             -             -
    Leased nuclear fuel, at amortized cost                                   -             -             -               -
    Nonutility property, net                                                 -             -             -               -
    Goodwill, net                                                            -             -             -               -
                                                                           ---           ---           ---            ----
                                                                             -             -             -               -
                                                                           ---           ---           ---            ----

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs                                        -             -             -               -
    Deferred recoverable income taxes                                        -             -             -               -
    Unrecovered New Jersey state excise tax                                  -             -             -               -
    Deferred debt refinancing costs                                          -             -             -               -
    Deferred other postretirement benefit costs                              -             -             -               -
    Prepaid employee benefit costs                                           -             -             -               -
    Unamortized debt expense                                                 -             -             -               -
    Other                                                                    -             -             -               -
                                                                           ---           ---           ---            ----
                                                                             -             -             -               -
                                                                           ---           ---           ---            ----

TOTAL ASSETS                                                                *             *             *              *
                                                                           ===           ===           ===            ====

*  Confidential treatment requested.

ATLANTIC GENERATION, INC. CONSOLIDATING BALANCE SHEET               EXHIBIT D-7
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                                     Total        Consolidating     AGI         PED        PED
                                                                  Consolidated        Entries      Parent       GEN        LTD
                                                                  ------------        -------      ------       ---        ---
                 LIABILITIES

CURRENT LIABILITIES
     Short-term debt                                                  $   -           $    -         $ -        $ -        $ -
     Long-term debt and preferred stock due within one year               -                -           -          -          -
     Variable rate demand bonds                                           -                -           -          -          -
     Accounts payable                                                  *               *              *          *          *
     Taxes accrued                                                     *                   -           -         *          *
     Interest accrued                                                     -                -           -          -          -
     Dividends payable                                                    -                -           -          -          -
     Current capital lease obligation                                     -                -           -          -          -
     Accrued employee separation and
        other merger-related costs                                        -                -           -          -          -
     Other                                                             *                   -          *           -          -
                                                                      -----          -------         ---        ---        ---
                                                                       *               *              *          *          *
                                                                      -----          -------         ---        ---        ---

DEFERRED CREDITS AND OTHER LIABILITIES
     Other postretirement benefits obligation                             -                -           -          -          -
     Deferred income taxes, net                                        *                   -          *          *          *
     Deferred investment tax credits                                      -                -           -          -          -
     Long-term capital lease obligation                                   -                -           -          -          -
     Other                                                             *                   -          *           -          -
                                                                      -----          -------         ---        ---        ---
                                                                       *                   -          *          *          *
                                                                      -----          -------         ---        ---        ---

CAPITALIZATION
     Common stock                                                         -                -           -          -          -
     Class A common stock                                                 -                -           -          -          -
     Additional paid-in capital--common stock                          *               *              *          *          *
     Additional paid-in capital--Class A common stock                     -                -           -          -          -
     Retained earnings                                                 *               *              *          *          *
                                                                      -----          -------         ---        ---        ---
                                                                       *               *              *          *          *
     Treasury shares, at cost                                             -                -           -          -          -
     Unearned compensation                                                -                -           -          -          -
                                                                      -----          -------         ---        ---        ---
        Total common stockholders' equity                              *               *              *          *          *
     Preferred stock of subsidiaries:
        Not subject to mandatory redemption                               -                -           -          -          -
        Subject to mandatory redemption                                   -                -           -          -          -
     Long-term debt                                                       -                -           -          -          -
                                                                      -----          -------         ---        ---        ---
                                                                       *               *              *          *          *
                                                                      -----          -------         ---        ---        ---

TOTAL CAPITALIZATION AND LIABILITIES                                   *               *              *          *          *
                                                                      =====          =======         ===        ===        ===

*   Confidential treatment requested.

ATLANTIC GENERATION, INC. CONSOLIDATING BALANCE SHEET               EXHIBIT D-7
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                                    VINE        VINE        BING        BING
                                                                    GEN         LTD         GEN         LTD
                                                                    ---         ---         ---         ---
                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                                 $  -        $  -        $  -        $  -
    Long-term debt and preferred stock due within one year             -           -           -           -
    Variable rate demand bonds                                         -           -           -           -
    Accounts payable                                                 *             -         *           *
    Taxes accrued                                                      -           -         *           *
    Interest accrued                                                   -           -           -           -
    Dividends payable                                                  -           -           -           -
    Current capital lease obligation                                   -           -           -           -
    Accrued employee separation and
        other merger-related costs                                     -           -           -         *
    Other                                                              -           -           -         *
                                                                    ----        ----        ----        ----
                                                                     *             -         *             -
                                                                    ----        ----        ----        ----

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation                           -           -           -           -
    Deferred income taxes, net                                       *           *           *           *
    Deferred investment tax credits                                    -           -           -           -
    Long-term capital lease obligation                                 -           -           -           -
    Other                                                              -           -           -           -
                                                                    ----        ----        ----        ----
                                                                     *           *           *           *
                                                                    ----        ----        ----        ----

CAPITALIZATION
    Common stock                                                       -           -           -           -
    Class A common stock                                               -           -           -           -
    Additional paid-in capital--common stock                         *           *           *           *
    Additional paid-in capital--Class A common stock                   -           -           -           -
    Retained earnings                                                *           *           *           *
                                                                    ----        ----        ----        ----
                                                                     *           *           *           *
    Treasury shares, at cost                                           -           -           -           -
    Unearned compensation                                              -           -           -           -
                                                                    ----        ----        ----        ----
        Total common stockholders' equity                            *           *           *           *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption                            -           -           -           -
        Subject to mandatory redemption                                -           -           -           -
    Long-term debt                                                     -           -           -           -
                                                                    ----        ----        ----        ----
                                                                     *           *           *           *
                                                                    ----        ----        ----        ----

TOTAL CAPITALIZATION AND LIABILITIES                                 *           *           *           *
                                                                    ====        ====        ====        ====

*   Confidential treatment requested.